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                                                                    Exhibit 10.6


                          AGREEMENT TO GUARANTEE LOANS

This Agreement is entered into as of the 22nd day of FEBRUARY, 2002, by and between UNITED STUDENT AID FUNDS, INC., a private, nonprofit corporation organized under the General Corporation Law of the State of Delaware ("USA Funds") and

             FIRST NATIONAL BANK AS ELT FOR EDUCATIONAL LOANS, INC.

("Lender").

                                   WITNESSETH:

WHEREAS, USA Funds qualifies as a "guaranty agency" under the Act and has entered into agreements with the U.S. Secretary of Education pursuant to the Act;

WHEREAS, the Lender qualifies as an "eligible lender" under the Act and has full legal power and authority to engage in the transactions contemplated by this Agreement; and

WHEREAS, USA Funds is desirous of making its Loan Program and related services available to the Lender, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the initial Loan that the Lender makes, causes to be made or acquires, and in further consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, USA Funds and the Lender agree as follows:

                                 I. DEFINITIONS

Any definition contained in this Agreement that also has a definition, meaning or explanation contained in the Act shall be deemed to be automatically modified to incorporate the Act's definition, meaning or explanation. In the event of any conflict, the definition contained in the Act shall control.

"Act" means Title IV of the Higher Education Act of 1965 (20 U.S.C.(S)1071 et seq.), as amended and in effect from time to time, or any successor enactment thereto, and the effective regulations promulgated thereunder and any binding directives issued by the U.S. Department of Education.

"Borrower" means an individual who is the maker, endorser or cosigner of a Note and who obtains a Loan from the Lender in accordance with the Act and the Loan Program.

"Default" means with respect to any Note, the occurrence of any event that constitutes a default under the terms of the Act.

"Deferment" means the period defined by the Act and Policies during which a Borrower is not required to pay principal and/or interest on a Loan in Repayment.

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"Educational Institution" means any institution of post-secondary education that is an "eligible institution" under the Act and is eligible under the Loan
Program.

"Forbearance" means the time period during which a Borrower with a Loan in Repayment is permitted under the Act and the Policies to temporarily forego making full payments on the Loan.

"Guarantee" means a commitment by USA Funds to pay the Lender a percentage of the unpaid principal balance plus accrued unpaid interest of a Loan upon submission by the Lender of a valid claim and supporting documentation in accordance with the Act, the Loan Program, and the Policies.

"Guarantee Fee" means a charge based upon the principal Loan amount, which charge is collected from the Lender by USA Funds. The Lender may cause this charge, or a portion thereof, to be passed on to the Borrower.

"Guarantee Reserve" means an account established under Section 422A of the Act and maintained by USA Funds for the Guarantee of Loans and payment of claims in accordance with the terms of this Agreement.

"Loan" means a disbursement(s) of money; contingent upon an agreement to repay made to or on behalf of an eligible student pursuant to the Act, the Loan Program, and the Policies.

"Loan Application" means Borrower and/or Educational Institution certification and/or student data required to be collected for making a Loan whether or not the application is finally determined to be eligible for guarantee under the Act and whether or not the Loan is ultimately made. The Loan Application must be in a form approved by the U.S. Department of Education and USA Funds.

"Loan Program" means the procedures and policies for implementing and maintaining a Loan Guarantee under the provisions of the Act, Policies, applicable law, and regulations and as otherwise agreed to in writing by and between the Lender and USA Funds.

"Note" means a promissory note of a Borrower for a Loan set forth upon the appropriate form approved by USA Funds, which note meets the criteria set forth by the Act and the Policies.

"Policies" mean the policies adopted and issued in writing by USA Funds describing the administration of the Loan Program, including any subsequently issued written notices.

"Repayment" means the period of time during which a Borrower is required under the Note and Policies to make installment payments to repay the aggregate principal amount plus accrued interest of all amounts borrowed by virtue of the Note(s) executed by such Borrower, unless the Loan is in Deferment or Forbearance.

"Special Allowance" means those sums that are payable by the U.S. Department of Education to the Lender under the Act.

"Student" means an "eligible student" as described in the Act.

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                         II. GUARANTEE OF ELIGIBLE LOANS

A. Guarantee. By this Agreement, USA Funds and the Lender hereby agree to participate in the Loan Program as follows:

1. The Lender agrees to make or acquire Loans under this Agreement or cause Loans to be made or acquired under this Agreement, only to eligible Borrowers pursuant to the terms of the Loan Program;

2. USA Funds agrees to Guarantee Loans originated and maintained in accordance with the terms of the Loan Program;

3. USA Funds agrees to provide certain administrative services in connection with each Loan Guarantee as required by the Loan Program and the Act;

4. USA Funds will Guarantee each Loan made to a Borrower by the Lender pursuant to this Agreement provided the Lender is current in its payment of the Guarantee Fee billings;

5. USA Funds shall not be obligated to Guarantee any Loan if (a) such Guarantee would cause the aggregate amount of the unpaid principal and interest of all Notes to exceed the Guarantee capacity of USA Funds for the Loan Program or the Educational Institution allocation for which the Guarantee is to be issued, or
(b) the procedures and requirements of the Act and other applicable laws and regulations, this Agreement, or the Policies have not complied with in the respect to such Loan;

6. The Guarantee Reserve of USA Funds will be held, maintained, and invested solely in accordance with the prevailing standards of prudent management in the disposition of funds required of fiduciaries by Title 12, Section 3302 of the Delaware Code of 1953, as amended; and

7. Lender consents to the management of the Guarantee Reserve pursuant to the investment policies and procedures adopted by USA Funds from time-to-time.

B. Loan Restriction. USA Funds shall only be obligated to Guarantee Loans originated on behalf of Students attending Educational Institutions.

C. Administrative Services. Administrative services that USA Funds shall provide for the Lender under the Loan Program in accordance with this Agreement and the Policies are as follows:

1. Processing Loan Applications to determine if such Loan Applications are eligible for Guarantee;

2. Issuing Notice of Loan Guarantee;

3. Recording Borrower status from time to time as reported by the Lender and Educational Institutions;

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4. Providing certain management and information reports for the Lender and
Educational Institutions; and

5. Providing default prevention and claims processing.

D. Lender Duties. The Lender agrees, with respect of all Loans made or acquired by it under the Loan Program of USA Funds and all Notes Guaranteed by USA Funds held or acquired by the Lender from time to time, it will:

1. Comply with the Act;

2. Cause reasonable care and diligence to be exercised in the making, servicing and collection of Loans, in accordance with the terms of the Loan Program, this Agreement and as prescribed in the Policies;

3. Use the Loan Application, Note and such other forms as required under the Act or as otherwise approved by the U.S. Department of Education;

4. Cause a Guarantee Fee to be paid to USA Funds in accordance with the terms of the Loan Program and this Agreement;

5. Comply with all procedures, policies and conditions on its part to be performed as set forth in this Agreement and the Policies; except when the provisions of this Agreement or the Policies are inconsistent with the Act, in which case the Act is controlling;

6. Comply with all Federal and state laws and regulations applicable to the Loan Program, including but not limited to applicable portions of the Federal Fair Credit Reporting Act and the Equal Credit Opportunity Act; and

7. Promptly provide to USA Funds such information and reports as may from time to time be reasonably requested by USA Funds.

8. If the Lender is an insurance company, then the Lender will, at all times, do and perform all acts and things within its ability necessary or desirable in order to assure that no misleading "product connection" is established between any insurance policy written or used by the Lender and any Loan Guaranteed by USA Funds on its behalf pursuant to this Agreement, and that no reference to any such Loan is included in any such policy, application for insurance, or marketing materials.

9. It the Lender is an Educational Institution, then the Lender shall not make Loans to Students who are in attendance at an Educational Institution other than the Lender.

E. Disbursement Requirements. The Lender shall cause all Loan disbursements to be made by check or draft requiring the personal endorsement of the Borrower or by electronic funds transfer or master check. Except as expressly provided in the Act, the Lender will not accept authorization of anyone, even by power of attorney, to endorse a check or draft on behalf of the Borrower. The Lender shall cause the Loan to be disbursed jointly to the Borrower and the Educational Institution if so required by the terms of the Loan Program. Notwithstanding 34

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C.F.R.(S)682.414(a)(4)(iii) or its successor, Lender shall retain proof of disbursement for not less than ten (10) years following the date USA Funds, or its agents, pays a Default claim.

F. Extended Maturity Date. In accordance with the Act, USA Funds will continue its Guarantee of a Loan if an extension of the maturity date is required as a result of the Borrower's eligibility under the Act for a Deferment or Forbearance or as a result of the selection of an extended Repayment schedule; provided, however, that such continuance of USA Funds' Guarantee of a Loan shall be only for so long as an extension of the maturity date is in accordance with the Act and the Loan Program.

G. Excess Special Allowance. The Lender will, pursuant to the direction of USA Funds, repay or cause the repayment of any Special Allowance received by the Lender under the Act to which the Lender is not rightfully entitled.

H. Guarantee Transfer. Subject to the prior written approval of the Lender if a claim has not been paid, which approval shall not be unreasonably withheld, USA Funds may transfer the Guarantee of Loans to a guarantor that has acknowledged in writing its intent to accept such transfer. The Lender may withhold consent if the Lender does not have a guarantee agreement with the guarantor to which the Loans are to be transferred.

I. Claim Processing. By this Agreement, USA Funds and the Lender agree that upon the filing of a claim by the Lender, such claim will be processed in the following manner:

1. In the event of a Default, the Lender will follow (or cause to be followed) the procedures set forth in the Policies. USA Funds does not guarantee payment by the Borrower of any delinquency charges imposed for late payments and will not accept a Default claim based solely on non-payment of such charges. Upon receipt by USA Funds from the Lender (or servicer) of a Default notice together with an original or certified copy of the Note assigned to USA Funds, and documentation as set forth in the Policies that the Loan evidenced by such Note was originated and serviced, and collection efforts were made, in accordance with applicable laws and regulations and with the Policies, USA Funds will pay to the Lender the maximum percentage of the unpaid balance of principal and interest due on- such Loan allowable under the terms of the Act and the Policies (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender (or servicer) has complied in all material respects with the requirements of the Loan Program, this Agreement, and the Policies in respect of such Note. USA Funds will thereupon succeed to all the rights of the Lender under such Loan. No claim submitted to USA Funds by the Lender (or loan servicer) with respect to a Loan that has been Guaranteed by USA Funds will be paid by USA Funds unless USA Funds has received from the Lender (or loan servicer) the appropriate documentation; and

2. Upon bankruptcy, death, or permanent and total disability, as defined in the Act, of the Borrower or other circumstances under the Act provides for guarantors to pay claims to lenders (e.g., closed school or false certification), USA Funds will pay to the Lender the maximum percentage of the unpaid balance of principal and interest due on such Loan allowable under the terms of the Act and the Policies (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender (or loan servicer) has complied in all material respects with the requirements of the Loan Program, this Agreement and the Policies.

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J. No Required Minimum. Nothing contained in this Agreement shall obligate the
Lender to make, certify, cause to certify or acquire any particular Loan or number of Loans under this Loan Program or restrict the number or amount of loans made under other programs.

K. Examination. The Lender will permit the U.S. Department of Education or USA Funds or both to examine during normal business hours all Loan records and files, upon reasonable notice and at reasonable intervals, for the purpose of verifying the accuracy of information provided by the Lender under the Act and the Policies and in order to conduct an audit and compliance review.

L. Guarantee Fee.

1. As partial payment for the administrative services provided by USA Funds for the Lender and in order for USA Funds to maintain a Guarantee Reserve sufficient to Guarantee Loans in accordance with this Agreement, USA Funds may charge to the Lender a Guarantee Fee, which fee shall not exceed the amount allowable under the Act.

2. The Lender shall be billed monthly by USA Funds with an itemized statement listing each Loan Application Guaranteed and the Guarantee Fee. USA Funds will automatically place the Lender on the Guarantee billing system. The Lender must pay any Guarantee Fee due within thirty (30) days of billing. The Lender will be charged interest at the rate of one percent (1%) per month for past due amounts. If the Guarantee Fee for a Loan is not paid within one hundred twenty (120) calendar days from the date the itemized statement is sent to the Lender, the Guarantee on that Loan will be canceled.

                 III. REPRESENTATIONS, WARRANTIES AND COVENANTS

A. Lender. If the Lender is making Loans under the Act, the Lender represents and warrants to USA Funds, and covenants that:

1. Lender is duly authorized to do business in every state in which it is doing business as well as the state in which it is organized and incorporated (if a corporation), and has authorized the execution and delivery of this Agreement;

2. Lender has full legal power and authority to consummate all transactions contemplated by this Agreement and any and all other agreements relating hereto;

3. Lender is and will continue to qualify and participate at all times during the term of this Agreement as an "eligible lender" under the Act;

4. No action or proceeding is pending or threatened against the Lender before any court or administrative agency which might have a material adverse effect on the ability of the Lender to perform its obligations under this Agreement;

5. Lender has taken all necessary action, including, without limitation, obtaining any and all consents or approvals of Federal or state banking or regulatory authorities, required to authorize the execution and performance of this Agreement; and

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6. Lender will, at all times, conform its actions, policies and procedures to the Act, this Agreement and all applicable Federal and state laws and regulations.

B. USA Funds. USA Funds represents, warrants and covenants that:

1. USA Funds is duly authorized to do business in every state in which it is doing business and has authorized the execution and delivery of this Agreement;

2. USA Funds has full legal power and authority to consummate all transactions contemplated by this Agreement and any other agreements relating hereto;

3. No action or proceeding is pending or threatened against USA Funds before any court or administrative agency which might have a material adverse effect on the ability of USA Funds to perform its obligations under this Agreement;

4. USA Funds has taken all necessary action, including, without limitation, obtaining any and all consents or approvals of Federal or state banking or regulatory authorities, required to authorize the execution and performance of this Agreement; and

5. USA Funds will, at all times, conform its actions, policies and procedures to the Act, this Agreement and all applicable Federal and state laws and regulations.

                            IV. TERM AND TERMINATION

A. This Agreement is effective as of the date shown on the first page, and it will continue in effect until termination by one of the parties.

B. Except with respect to Loans that have been Guaranteed by USA Funds and continue to be outstanding under this Agreement, this Agreement may be terminated by either party, with or without cause, upon not less than ninety
(90) calendar days written notice to the other party. Such termination will not affect any letters of understanding, or obligations that are outstanding or duties of the parties hereunder for commitments, letters, or obligations entered into or made prior to the effective date of the termination notice.

                 V. LIMITATION OF LIABILITY AND INDEMNIFICATION

A. If either party violates or fails to comply with any applicable law or government regulations in respect of a Loan or the Loan Program, then such party agrees to assume liability for, and does hereby indemnify, protect, and keep harmless the other party, its successors and assigns, from and against, any and all liabilities, losses, and claims, imposed on, incurred by, or asserted against such other party, relating to or arising out of such violation or failure to comply, regardless of whether USA Funds purchased such Loan from the Lender.

B. Neither party shall be liable to the other party for any punitive, incidental or consequential damages (including but not limited to lost profits, lost revenue, or failure to realize expected savings) regardless of the form of the action and whether such damages are foreseeable. The exclusion of such damages shall be deemed independent of, and shall survive, any failure of the essential purpose of any limited remedy.

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C. In the event the U.S. Department of Education or USA Funds determines that any or all of the Loans of a Borrower are not reinsured or guaranteed because of insufficient documentation or alteration of the documentation; or a Borrower challenges, in court, collection on the Loans and USA Funds determines, in its sole discretion, that there is insufficient documentation to enforce the Loans, the Lender will indemnify USA Funds for the amount of the claim of the Loans plus any costs incurred subsequent to the claim purchase. In addition, as a consequence of any Loans being deemed unenforceable as a result of lost or altered Notes, the Lender will repay any interest benefits or Special Allowances it had received on the Loans. The Lender expressly agrees to indemnify and hold harmless USA Funds from any loss, damage, or expenses, including attorney's fees, arising from Lender's inability to produce the Notes.

                               VII. MISCELLANEOUS

A. Assignment/Subcontract. This Agreement will inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns; provided, however, that:

1. This Agreement may not be assigned in whole or in part by USA Funds without the prior express written consent of Lender, which consent will not be unreasonably withheld or delayed; provided, however, that USA Funds shall have the right without the consent of Lender to subcontract its obligations to any person.

2. Lender shall not assign any rights or obligations under the Agreement in whole or in part without the prior express written consent of USA Funds, which consent will not be unreasonably withheld or delayed.

B. Amendment. Except as otherwise provided in this Agreement, this Agreement may not be varied by oral agreement, but only as agreed to in writing by all parties.

C. Waiver of Rights. No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement will operate as a waiver, unless, and only to the extent, agreed to in writing by all parties. Any single or partial waiver by any party of any obligation of any other party under this Agreement will constitute a waiver of such obligation only as specified in such waiver and will not constitute a waiver of any other obligation. D. Cumulative Remedies. Except as otherwise provided in this Agreement, no remedy by the terms of this Agreement conferred upon or reserved to a party is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance.

E. Severability. Any provision of this Agreement that is held to be prohibited, unenforceable, or not authorized by any court of competent jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or non-authorization without invalidating the remaining provisions or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

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F. Governing Law; Entire Agreement. Except to the extent that this Agreement may be governed by Federal law, this Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Indiana, without reference to its principles of conflict of laws. This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, written or oral, not incorporated herein, with respect to the subject matter of this Agreement. All prior writings, correspondence, memoranda, agreements, representations, statements, warranties, covenants, negotiations, and undertakings, express or implied, of any kind or character whatsoever with respect to the subject matter of this Agreement are superseded.

G. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given if sent by first class mail, overnight carrier, facsimile, or personal delivery, addressed (i) if to USA Funds, to the attention of General Counsel, Legal Division, at 30 South Meridian Street, Indianapolis, Indiana 46204, (ii) if to the Lender, at the address indicated in this Agreement, or (iii) at such other address as the party to be notified has designated upon reasonable notice. Notices made pursuant to this paragraph by facsimile, overnight carrier, or personal delivery will be deemed to be effective upon receipt. Notices made pursuant to this paragraph by first class mail will be deemed to be effective no later than the fifth (5th) business day following the mailing of such notice.

H. Confidential/Proprietary Materials. The terms and conditions of this Agreement shall be considered confidential. All materials, procedures, written instruments, files, and records developed by either party specifically pursuant to this Agreement are and shall be treated as proprietary in nature. Each party to this Agreement has developed or may develop materials, procedures, written instruments, files, or records, which may be similar to those involved in this Agreement. Neither party to this Agreement shall have or acquire any proprietary or any other right whatsoever in any such materials, procedures, written instruments, files, or records developed by the other party. Neither party to this Agreement may benefit from, deal-in, sell, license, publish, use, or otherwise exploit for any purpose those materials, procedures, written instruments, files, or records developed by the other party except as expressly provided in this Agreement. This Agreement shall not in any way restrict the right of each party, for its own exclusive benefit, to deal in, sell, license, publish, use, or otherwise exploit for all purposes those materials, procedures, written instruments, files, or records developed by it.

I. Execution. This Agreement will not be binding on either party until it has been executed and delivered by both parties. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitutes one and the same instrument_ Delivery may be by facsimile.

J. Interpretation of Agreement. In this Agreement unless the context otherwise requires: any headings preceding the texts of the several articles and sections of this Agreement, and any table of contents or marginal notes appending to copies, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect. The parties agree that each party and its counsel review this Agreement and that this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against a party.

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K. Independent Parties. The parties agree that no legal relationship of any kind exists as a result of this Agreement, other than the covenants expressly contained herein. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture, partnership or business organization of any kind. The parties to this Agreement are independent parties and the personnel of one party shall not be deemed the personnel of the other. Nothing in this Agreement shall grant to either party any right to make commitments of any kind or to create any obligation for or on behalf of the other without the prior written consent of the other party, except to the extent stated herein.

L. Force Majeure. If a party is delayed from completing performance of any or all of its obligations under this Agreement by an act of God or any other occurrence beyond its reasonable control, then performance shall be excused for as long as it is reasonably necessary to complete performance.

M. Litigation Costs and Attorney Fees. If any action, at law or equity, including an action for declaratory relief, is brought to enforce or interpret this Agreement, then the prevailing party shall be entitled to recover its reasonable costs, expenses, and attorneys' fees from the other party, in addition to any other relief that may be awarded.

N. Resolution of Disputes. In the event of any dispute or disagreement between the parties hereto, either with respect to the interpretation of any provision of this Agreement or with respect to the performance hereunder, each of the parties will appoint a designated officer or agent to meet for the purpose of endeavoring to resolve such dispute or to negotiate for an adjustment to such provision. Except in the case of good faith belief that the applicable statute of limitation may run within such period, no formal proceedings for the judicial resolution of such dispute may be commenced until the designated officers or agents have reasonably discussed the provision or performance in question and have concluded in good faith that amicable resolution through continued negotiation of the matter at issue does not appear likely.

O. Mitigation of Liability. Either party shall have the right to mitigate its liability under this Agreement by taking such actions as may be appropriate.

IN WITNESS WHEREOF, United Student Aid Funds, Inc. and the Lender have each caused this Agreement to Guarantee Loans to be executed by their respective authorized officers and to take effect on the date first above written.

FIRST NATIONAL BANK AS ELT FOR              UNITED STUDENT AID FUNDS, INC.
EDUCATIONAL LOANS, INC.


By:   /s/ Thomas Steele                           By:   /s/ Ted Sparks
    ---------------------------------------           --------------------------
Authorized Signature                              Authorized Signature

THOMAS STEELE, CORPORATE TRUST OFFICER               TED SPARKS, VICE PRESIDENT
--------------------------------------               ---------------------------
Printed Name, Title                                  Printed Name, Title

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141 N MAIN AVE; PO BOX 5308
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Address

Sioux Falls, SD 57117-5308
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City, State, Zip

41-0256895
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Federal Identification Number

833405
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ED Lender Code Number

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